UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 2012

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 30, 2012, the U.S. Department of Commerce (“DOC”) issued an affirmative preliminary determination in the anti-dumping investigation of large residential washers from South Korea and Mexico, which was initiated by a petition filed by Whirlpool Corporation. Final decisions on these matters by the DOC and the U.S. International Trade Commission, following completion of their investigations, are currently expected in the first half of 2013.

This Form 8-K contains forward-looking statements that speak only as of this date. We disclaim any obligation to update these statements. Many risks, contingencies and uncertainties could cause actual results to differ materially from our forward-looking statements. Information concerning various risks, contingencies and uncertainties can be found in our filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K (including in the section captioned “Risk Factors”), quarterly reports on Form 10-Q, and current reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: July 30, 2012	By:	/s/ KIRSTEN J. HEWITT
Name: Kirsten J. Hewitt
Title: Senior Vice President Corporate Affairs, General Counsel, and Corporate Secretary